UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 4, 2009 (March 3, 2009)

GOLDEN ELEPHANT GLASS TECHNOLOGY, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-21071	88-0309578
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

123 Chuangye Road

Haizhou District, Fuxin City,

Liaoning, PRC, 123000

(Address of Principal Executive Offices)

(86) 418-3995066

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2009, Golden Elephant Glass Technology, Inc. (the "Company"), entered into an employment agreement with the Company’s Chief Financial Officer, Ms. Hong Tan. Pursuant to the employment agreement, the Company will pay Ms. Tan an annual salary of RMB 200,000 (approximately US$33,333) and she will be eligible for performance based bonuses as determined in the sole discretion of the Company’s Board of Directors. The term of the employment agreement is for two (2) years. The employment agreement also contains customary non-solicitation, non-competition and confidentiality provisions.

The foregoing summary of the material terms and conditions of the employment agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the employment agreement attached to this report as Exhibit 10.1.

Item 8.01. Other Events

On March 3, 2009, the Board of Directors of the Company established an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee and appointed each of the Company’s independent directors, Mr. Fuyi Zhao, Ms. Guangli Yang and Ms. He Li, to serve as members of each committee. Ms. Yang was appointed as the Chair of the Audit Committee, Ms. Li was appointed as the Chair of the Compensation Committee and Mr. Zhou was appointed as the Chair of the Governance and Nominating Committee. The Board also determined that Ms. Yang possesses accounting or related financial management experience that qualifies her as financially sophisticated within the meaning of Rule 4350(d)(2)(A) of the Nasdaq Marketplace Rules and that she is an "audit committee financial expert" as defined by the rules and regulations of the Securities and Exchange Commission. Copies of the Audit Committee Charter, the Compensation Committee Charter, and the Governance and Nominating Committee Charter are attached to this report as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

10.1	Employment Agreement, dated March 3, 2009, between Golden Elephant Glass Technology, Inc. and Hong Tan.
99.1	Golden Elephant Glass Technology, Inc. Audit Committee Charter, adopted March 3, 2009.
99.2	Golden Elephant Glass Technology, Inc. Compensation Committee Charter, adopted March 3, 2009.
99.3	Golden Elephant Glass Technology, Inc. Governance and Nominating Committee Charter, adopted March 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Elephant Glass Technology, Inc.

Date: March 4, 2009

/s/ Lihui Song
Lihui Song
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, dated March 3, 2009, between Golden Elephant Glass Technology, Inc. and Hong Tan.
99.1	Golden Elephant Glass Technology, Inc. Audit Committee Charter, adopted March 3, 2009.
99.2	Golden Elephant Glass Technology, Inc. Compensation Committee Charter, adopted March 3, 2009.
99.3	Golden Elephant Glass Technology, Inc. Governance and Nominating Committee Charter, adopted March 3, 2009.